EXHIBIT (g)(iii)

Consents.

CONSENT

I hereby consent to the use of (i) the Chief Executive’s Report found on pages 7-8 of the Queensland Treasury Corporation Annual Report for the Year Ended June 30, 2012 (the “Annual Report”), (ii) the Certificate of the Queensland Treasury Corporation dated August 19, 2012, found on page 62 of the Annual Report and (iii) the Management Report for the year ended June 30, 2012 dated August 19, 2012, found on page 65 of the Annual Report, which Annual Report is hereby filed as exhibit (c)(xi) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by the Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File No. 333-147600).

By:	/s/ Steven Tagg
Mr. Steven Tagg
Acting Chief Executive, Queensland Treasury Corporation

Date: September 26, 2012

CONSENT

I hereby consent to the use of (i) the Chairman’s Overview found on page 6 of the Queensland Treasury Corporation Annual Report for the Year Ended June 30, 2012 (the “Annual Report”), (ii) the Certificate of the Queensland Treasury Corporation dated August 19, 2012, found on page 62 of the Annual Report and (iii) the Management Report for the year ended June 30, 2012 dated August 19, 2012, found on page 65 of the Annual Report, which Annual Report is hereby filed as exhibit (c)(xi) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by the Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File No. 333-147600).

By:	/s/ Gerard Bradley
Mr. Gerard Bradley
Chairman, Queensland Treasury Corporation

Date: September 27, 2012

CONSENT

I hereby consent to the use of my Report found on pages 63-64 of the Queensland Treasury Corporation Annual Report for the Year Ended June 30, 2012, hereby filed as exhibit (c)(xi) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by the Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File No. 333-147600).

By:	/s/ Karen Johnson
Ms. Karen Johnson
as Delegate of the Auditor-General, State of Queensland

Date: September 27, 2012